UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07471

Matthew 25 Fund, Inc.

(Exact name of registrant as specified in charter)

607 West Avenue

Jenkintown, PA  19046

 (Address of principal executive offices) (Zip code)

Mark Mulholland

607 West Avenue

Jenkintown, PA  19046

(Name and address of agent for service)

Registrant's telephone number, including area code: (215) 884-4458

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Matthew 25 Fund, Inc.

ANNUAL REPORT

December 31, 2008

Matthew 25 Fund, Inc.

607 West Avenue

Jenkintown, PA  19046

1-888-M25-FUND

Fund Symbol: MXXVX

Website: www.matthew25fund.com

This report is provided for the general information of Matthew 25 Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.

MATTHEW 25 FUND

MANAGER’S COMMENTARY

DECEMBER 31, 2008

Dear Matthew 25 Fund Shareholders,

Our Fund declined 40.44% for 2008.  This completes our 13th year in operation.  A $10,000 investment in our Fund at the start of 1996 grew to $19,810 at year-end 2008.  The past two years have stripped much of our fund’s prior appreciation, but my intentions and efforts are to get our Fund on a profitable path again.

You do not need any pessimistic insights in this letter because the stock market and the media are already doing an effective job at providing this to you.  If you have hung in as an investor so far, you are already a proven optimist and someone with true grit.  These are qualities that make successful long-term investors.  During this market and economic turmoil you may be questioning the sanity of your tenacity and that is understandable.  This letter is to try to give you sound reasons to be hopeful for the future of stocks and, more importantly, our Matthew 25 Fund’s Portfolio.

We have come so far!

We are 15 months into this recession as I write this letter in February.  In the 16 recessions since 1919 the average length has been 13 months and the 2 longest recessions since the 1930’s lasted 16 months, which we will match in March.  Only the Great Depression lasted longer.  We are far into this recession and possibly closer to its end than many are expecting.

Markets usually turn before recessions end!

So while the pundits are trying to figure when a recession ends, the market often makes a significant rally from its low point; often this occurs before the recession ends.  In the previous 10 economic contractions the average (mean) rates of returns from the market bottoms are as follows:

3-months later

=

16%

6-months later

=

24%

9-months later

=

32%

1-year later

=

32%

As of now our low point was on 11/21/08 at $741.02 on the S&P 500 Index.  As I write this letter on February 13, 2009 we are approaching 3-months and the index is up 11.6%.

MANAGER’S COMMENTARY (CONTINUED)

DECEMBER 31, 2008

Prices of stocks are cheap!

The Value Line Investment survey provides two interesting statistics.  These are The Median of Estimated PRICE-EARNINGS RATIO of all stocks with earnings and The Estimated Median Price APPRECIATION POTENTIAL of all 1700 stocks in the hypothesized economic environment 3 to 5 years hence.  As of February 13, 2009 its P-E Ratio is at a low of 11.7.  At the last market bottom this ratio was 14.1 on October 9, 2002.  On this same date the 3 to 5 years Price Appreciation Potential was 115%, but the projected growth is now 140%.  This equates to an average annual return of 19.1% to 33.9% per year before including dividends.

Credit Markets are improving.

The U.S. Government has provided liquidity into the banking system and credit markets are improving.  An ETF for Investment Grade Corporate Bonds is LQD.  LQD hit its low at $76.05 on 10/10/08.  Since then the price has improved rather steadily to $98.60.  With annual interest of $5.457 its nadir yielded 7.2% compared to its current yield of 5.5%.  The ETF for High Yield Corporate Bonds is HYD.  This represents corporate “junk bonds.”  HYD hit $63.96 on 10/10/08 but hit a new low on 11/21/08 of $62.50, which was also the stock market’s bottom.  HYD price is now $73.80 with a current yield of 10.5% versus its yield at its bottom of 12.4%.  What this means is that credit for high quality corporations is very close to normalcy while lower quality business credit is still stressed.  It usually takes at least several months for new liquidity to permeate the system, but the U.S. Government’s infusion in 2008 has already helped.  It also appears that the Treasury will provide additional liquidity in 2009.  Credit should continue to improve.  This will help stock prices and the economy.

Warren Buffett is buying!

This quote is from his letter to the New York Times on 10/17/08.  “Let me be clear on one point: I can’t predict the short-term movements of the stock market.  I haven’t the faintest idea as to whether stocks will be higher or lower a month – or a year – from now.  What is likely, however, is that the market will move higher, perhaps substantially so, well before either sentiment or the economy turns up.  So if you wait for the robins, spring will be over.”  You are in good company with Mr. Buffett if you are buying and holding in this market.

MANAGER’S COMMENTARY (CONTINUED)

DECEMBER 31, 2008

Try to keep these five reasons to own stocks in mind whenever you are second guessing yourself.  The rest of this letter will be to update you on our portfolio.  The first chart below provides data from First Call’s consensus of analysts’ earnings and five years’ growth estimates.  It is useful for the companies that I classify as Growth/Value investments which account for 84% of our portfolio.  This market is so fluid that I thought it would be best to provide you data on our portfolio at the time of this letter since there have been changes made since the yearend.

Stocks 2/13/09	Market Price	2008 EPS	2009 EPS Est.	L-T Growth Rate	Div. Yield	08 PE	09 PE
Apple	$99.16	$5.36	$5.18	20%	0.00%	18.5	19.1
TD Ameritrade	$12.81	$1.33	$1.00	20%	0.00%	9.6	12.8
Berkshire Hathaway	$88,140.00	$6,233.00	$5,560.67	n/a	0.00%	14.1	15.9
Cabela's	$6.31	$1.09	$0.89	15%	0.00%	5.8	7.1
Caterpillar	$30.94	$5.66	$2.39	11%	5.43%	5.5	12.9
El Paso	$9.10	$1.36	$1.24	8%	2.20%	6.7	7.3
Goldman Sachs	$96.45	$4.47	$7.58	13%	1.45%	21.6	12.7
Coca Cola	$43.85	$3.15	$3.14	8%	3.47%	13.9	14.0
Kansas City Southern	$19.73	$1.86	$1.62	20%	0.00%	10.6	12.2
NYSE Euronext	$19.28	$2.87	$1.92	15%	6.22%	6.7	10.0
Polaris	$20.73	$3.50	$2.72	10%	7.53%	5.9	7.6
JM Smucker	$43.41	$3.15	$3.43	9%	2.95%	13.8	12.7
Stryker	$43.19	$2.83	$3.12	20%	0.93%	15.3	13.8
UPS	$44.84	$3.50	$2.89	11%	4.01%	12.8	15.5
Verizon	$29.56	$2.54	$2.53	8%	6.23%	11.6	11.7

The average PE Ratio on last year earnings is 11.5 and for 2009 earnings is 12.35.  This is a PE Ratio in line with the market average while at the same time our portfolio’s average Long-Term Growth Rate (LTGR) is 13.43%.  This is close to double the market’s normal growth rate of 6 to 7%.  In addition, many of these companies are not only undervalued and high growing but are unique businesses with competitive advantages.

I like all of our Value/Growth holdings, but the stocks that I believe have the best ability to help our investment returns over the next three to five years are Apple, Cabela’s, El Paso, Goldman, NYSE, Polaris and Stryker.  The next chart is data on our Value investments.  These are stocks selling at significant discounts to book value and represent around 10% of our investments.

MANAGER’S COMMENTARY (CONTINUED)

DECEMBER 31, 2008

Stocks 2/13/09	Market Price	Book Value	Div. Yield
Abington Bancorp	$6.92	$10.19	2.89%
Advanta	$0.57	$12.00	14.04%
East West Bank	$8.52	$11.65	0.94%
East West Bank Preferred	$553.75	$1,000.00	14.45%
KKR Private Equity	$2.25	$18.85	0.00%

Abington Bank has excess capital for its asset size and has recently increased reserves for its problem loans.  I believe it is a prime candidate to buy back a significant portion of its shares while the stock is 32% below its book value.  If this is done successfully, the fair value could increase to $16 to $20 per share.  East West is a unique mid-size commercial bank that serves the Chinese-American market.  I have been trying to buy more shares of the convertible preferred stock and simultaneously selling the common stock, but the preferred stock trades infrequently.  East West is a well run niche bank that should survive this credit tumult and be an attractive long-term investment.  Advanta is speculative, because defaults in its business credit card loans remain high.  It is ½ of 1% of our portfolio because of the risks, but management has been proactive and I believe they can navigate through this period.  This stock could be up 5 fold or greater if consumer credit improves.  KKR Private Equity is 1% of our portfolio because of the lack of liquidity.  It is a limited partnership share of Kohlberg Kravis Roberts & Co. (KKR) leveraged buyout deals over the past few years.  It is similar to shares of a closed-end mutual fund selling for 12 cents on the dollar.   Even if half the deals sour, it is still worth 4X what the current price is.  Remember the leverage is in each buyout, not in the limited partnership structure.  Plus KKR, which I feel is the premier LBO firm, had announced its intention to merge its business with these partnership shares as a way for the firm to go public.  If the merger goes through or not, I believe that these shares are worth much more.

This market has been one of the harshest in over a hundred years.  It is difficult to see sunlight in the midst of a storm, but there are some signs of stability, if not yet improvement, as I tried to show in this letter.  It is important that I search and research so that we own in our Matthew 25 Fund some of the best investments this market has provided and will continue to do so until it turns.  I promise you to give this duty my best efforts.  In investing the most difficult action often leads to the most profitable returns.  Patience has been the harder choice over the past 1½ years.  I do believe that your patience will be rewarded.  Please call me if you have any questions.  Thank you for allowing us to work for you.

MANAGER’S COMMENTARY (CONTINUED)

DECEMBER 31, 2008

Good fortune,

Mark Mulholland

President

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2008

	Annual	Annual	Annual	Annual	Annual	Annual	Annual
	Return	Return	Return	Return	Return	Return	Return
	12/31/96	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
Matthew 25 Fund	18.68%	39.65%	25.93%	1.08%	3.62%	10.69%	(1.67)%
Russell 3000 Index	21.82%	31.78%	24.14%	20.90%	(7.46)%	(11.46)%	(21.54)%

	Annual	Annual	Annual	Annual	Annual	Annual
	Return	Return	Return	Return	Return	Return
	12/31/03	12/31/04	12/31/05	12/31/06	12/31/07	12/31/08
Matthew 25 Fund	32.12%	20.05%	5.07%	3.79%	(19.18)%	(40.44)%
Russell 3000 Index	31.06%	11.95%	6.12%	15.72%	5.14%	(37.31)%

	One Year	Three Year	Five Year	Ten Year	Thirteen Year
	12/31/07-12/31/08	12/31/05- 12/31/08	12/31/03 - 12/31/08	12/31/98 - 12/31/08	12/31/95 - 12/31/08
Matthew 25 Fund	(40.44)%	(20.65)%	(8.82)%	(0.52)%	5.40%
Russell 3000 Index	(37.31)%	(8.63)%	(1.95)%	(0.80)%	4.80%

The graph below represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 12/31/95 to 12/31/08.  These changes are then compared to a $10,000 investment in the Russell 3000 Index, which is an index comprised of 3,000 stocks representing approximately 98% of the U.S. equities market, for the same period.  The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

TOP TEN HOLDINGS & ASSET ALLOCATION

DECEMBER 31, 2008 (UNAUDITED)

Top Ten Holdings	(% of Net Assets)

Apple, Inc.	8.16%
Polaris Industries, Inc.	8.03%
Verizon Communications, Inc.	7.72%
Berkshire Hathaway, Class A	7.70%
East West Bancorp, Inc. (common and preferred shares)	6.18%
United Parcel Service	6.15%
Goldman Sachs Group, Inc.	5.78%
El Paso Corporation	5.74%
Cabelas, Inc.	5.39%
NYSE Euronext, Inc.	5.23%
66.08%

Asset Allocation	(% of Net Assets)

Security Brokers, Dealers & Exchanges	16.24%
Electronic Computers	8.16%
Transportation Equipment	8.03%
Telephone Communications	7.72%
Fire, Marine & Casualty Insurance	7.70%
State Commercial Banks	6.18%
Trucking & Courier Services	6.15%
Gas Production & Distribution	5.74%
Shopping Goods Store	5.39%
Canned Fruits, Veg & Preserves, Jams & Jellies	5.18%
Construction Machinery & Equipment	4.98%
Surgical & Medical Instruments & Apparatus	4.90%
Savings Institution	4.77%
Metalworking Machinery & Equipment	4.66%
Other Assets less Liabilities	1.34%
Limited Partnership	1.24%
Personal Credit Institution	0.98%
Short-Term Investments	0.64%
100.00%

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2008

Shares/Principal Amount		Historical Cost	Market Value	% of Net Assets

COMMON STOCKS

Canned Fruits, Veg & Preserves, Jams & Jellies
37,500	J.M. Smucker Co.	$1,728,595	$1,626,000	5.18%

Construction Machinery & Equipment
35,000	Caterpillar, Inc.	1,450,139	1,563,450	4.98%

Electronic Computers
30,000	Apple, Inc. *	3,814,471	2,560,500	8.16%

Fire, Marine & Casuality Insurance
25	Berkshire Hathaway, Class A *	1,345,131	2,415,000	7.70%

Gas Production & Distribution
230,000	El Paso Corporation	1,667,274	1,800,900	5.74%

Metalworking Machinery & Equipment
35,000	Black & Decker, Inc.	1,321,278	1,463,350	4.66%

Personal Credit Institution
265,000	Advanta Corporation, Class A	1,491,132	307,400	0.98%

Savings Institution
161,900	Abington Community Bancorp	1,165,566	1,497,575	4.77%

Security Brokers, Dealers & Exchanges
115,000	TD Ameritrade Holding Corp. *	875,810	1,638,750	5.23%
21,500	Goldman Sachs Group, Inc.	2,668,087	1,814,385	5.78%
60,000	NYSE Euronext, Inc.	1,506,175	1,642,800	5.23%
		5,050,072	5,095,935	16.24%

Shopping Goods Store
290,000	Cabelas, Inc. *	4,262,214	1,690,700	5.39%

* Non-Income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2008

Shares/Principal Amount		Historical Cost	Market Value	% of Net Assets

Surgical & Medical Instruments & Apparatus
38,500	Stryker Corp.	$1,519,730	$1,538,075	4.90%

State Commercial Banks
50,000	East West Bancorp, Inc.	613,797	798,500	2.54%

Telephone Communications
71,500	Verizon Communications, Inc.	2,671,655	2,423,850	7.72%

Transportation Equipment
88,000	Polaris Industries, Inc.	1,540,645	2,521,200	8.03%

Trucking & Courier Services
35,000	United Parcel Service	2,178,275	1,930,600	6.15%

Total Common Stocks		31,819,974	29,233,035	93.14%

LIMITED PARTNERSHIPS
116,250	KKR Private Equity Inv., L.P. *	1,313,140	389,437	1.24%

PREFERRED STOCKS
1,100	East West Bancorp, Inc.	964,380	1,141,756	3.64%

Cash Equivalents
202,154	US Bank Repurchase Agreements Collateralized by US Government Agencies 0.01% dated 12/31/08 Due 1/2/09	202,154	202,154	0.64%

	Total Investments	34,299,648	30,966,382	98.66%

	Other Assets in Excess of Liabilities	420,164	420,164	1.34%
	Net Assets	$34,719,812	$31,386,546	100.00%

* Non-Income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

Assets
Investment in securities at market value (cost $34,299,648)	$ 30,966,382

Cash	2,565
Receivables:
Portfolio securities sold	854,212
Dividends	31,867
Due from Advisor	3,019
Fund shares purchased	200
Total Assets	31,858,245
Liabilities
Payables:
Portfolio securities purchased	405,915
Fund shares redeemed	35,571
Advisory fees	26,781
Accrued expenses	3,432
Total Liabilities	471,699

Net Assets (Equivalent to $8.08 per share based on 3,882,759 shares of capital stock outstanding, 100,000,000
shares authorized, $0.01 par value)	$ 31,386,546
Minimum redemption price per share $8.08 x 0.98 = $7.92 (Note 6)

Composition of Net Assets
Shares of common stock	$ 38,827
Additional paid-in capital	40,819,294
Net unrealized depreciation of investments	(3,333,265)
Net realized loss on investments	(6,138,310)

Net Assets	$ 31,386,546

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

For the year ended DECEMBER 31, 2008

Investment Income
Dividends (net of foreign taxes withheld of $3,727)	$ 1,335,188
Interest	25,319
Other income	11,460
Total Investment Income	1,371,967

Expenses
Management fees (Note 2)	527,407
Office expenses	18,874
Custodian fees	17,300
Professional fees	15,645
Insurance	13,476
Directors' fees and expenses	12,624
Registration and compliance	10,851
Software and transfer agent services	9,232
Shareholder reporting	7,999
Postage and printing	5,688
Bank fees	5,134
State and local taxes	5,041
IRA expense	4,453
Telephone expense	2,883
Total Expenses	656,607

Net Investment Income	715,360

Realized and Unrealized Gain (Loss) from Investments
Net realized loss from investments	(6,138,310)
Net change in unrealized depreciation of investments	(18,342,196)
Net realized and unrealized loss from investments	(24,480,506)

Net decrease in net assets resulting from operations	$ (23,765,146)

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended
	12/31/08	12/31/07
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$ 715,360	$ 339,350
Net realized gain (loss) from investments	(6,138,310)	4,994,885
Unrealized appreciation (depreciation) on investments	(18,342,196)	(22,201,948)
Net decrease in assets resulting from operations	(23,765,146)	(16,867,713)

Distributions to Shareholders
From net investment income	(715,360)	(376,678)
From realized gains	---	(5,057,468)
Total distributions	(715,360)	(5,434,146)

Capital Share Transactions (Note 4)	(11,693,201)	(11,865,778)

Total Decrease in Net Assets	(36,173,707)	(34,167,637)

Net Assets at Beginning of Period	67,560,253	101,727,890

Net Assets at End of Period (includes undistributed net investment income of $0 and $0, respectively)	$ 31,386,546	$67,560,253

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS & RELATED RATIOS/SUPPLEMENTAL DATA

Selected data for a share outstanding throughout the period:
	For the years ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04
Net Asset Value -
Beginning of Period	$ 13.89	$ 18.29	$ 17.88	$ 17.22	$ 14.72
Net Investment Income (1)	0.16	0.07	0.24	0.05	0.13
Net Gains or (Losses) on Investments
(realized and unrealized)	(5.79)	(3.39)	0.44	0.82	2.82
Total from Investment Operations	(5.63)	(3.32)	0.68	0.87	2.95

Less Distributions
From net investment income	(0.18)	(0.08)	(0.25)	(0.05)	(0.13)
From realized gains	0.00	(1.00)	(0.02)	(0.16)	(0.32)
Total Distributions	(0.18)	(1.08)	(0.27)	(0.21)	(0.45)

Net Asset Value -
End of Period	$ 8.08	$ 13.89	$ 18.29	$ 17.88	$ 17.22

Total Return (2)	(40.44)%	(19.18)%	3.79%	5.07%	20.05%

Net Assets – End of Period (000's omitted)	$ 31,387	$ 67,560	$ 101,728	$108,943	$ 92,011

Ratio of Expenses to Average Net Assets	1.24%	1.17%	1.15%	1.17%	1.19%
Ratio of Net Income to Average Net Assets	2.60%	0.37%	1.35%	0.33%	1.00%

Portfolio Turnover Rate	73.21%	18.86%	28.54%	19.48%	12.46%

(1) Per share net investment income has been determined on the average number of shares outstanding during the period.
(2) Total return assumes reinvestment of dividends

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

NOTE 1 - Summary of Significant Accounting Policies

Nature of Operations

Matthew 25 Fund, Inc. ("the Fund") was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuations

Equity securities are valued by using market quotations.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, an equity security is generally valued at its last bid price.  When market quotations are not readily available, or when the Advisor determines that the market quotation does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities may be valued as determined in good faith by the Board of Directors. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.

FAS 157

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008.  In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2008

NOTE 1 - Summary of Significant Accounting Policies (Continued)

best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund's investments by the above fair value hierarchy levels as of December 31, 2008:

	Investment in Securities	Other Financial Instruments*
Description
Level 1 -Quoted prices	$29,824,626	--
Level 2 -Other significant observable inputs	1,141,756	--
Level 3 -Significant unobservable inputs	--	--
Total	$30,966,382	--

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Fair Valuation

The investment in 1,100 shares of EastWest Bancorp Preferreds has been valued at $1,037.96 per share. This preferred stock may be converted at any time, at the option of the holder, into 64.9942 shares of common stock. To price the security, the last traded price of the common stock is multiplied by 64.9942.

Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2008

NOTE 1 - Summary of Significant Accounting Policies (Continued)

FAS 48

The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 - Accounting for Uncertainty in Income Taxes on January 1, 2007. FASB Interpretation No. 48 requires the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than fifty percent likelihood of being sustained upon examination. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, at year end.

Other

The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2008

NOTE 2 - Investment Advisory Agreement and Other Related Party Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (The Advisor) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the average daily closing net asset value of the Fund and are payable monthly.  The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

The management fee for 2008, as computed pursuant to the investment advisory agreement, totaled $527,407.  At December 31, 2008 the Fund owed the Advisor $26,781.  The management fee is the only revenue for The Matthew 25 Management Corp., and the Management Corp.'s expenses are paid out of this revenue.

The Advisor owed the Fund $3,019 at December 31, 2008.  The Fund discovered a pricing error at December 31, 2008, which resulted in a net loss to the Fund of $3,019.  No shareholder accounts were affected by this pricing error.  The Advisor reimbursed the Fund for the loss on February 11, 2009.

Mr. Mark Mulholland is the sole director of The Advisor and is also the President of the Fund. In addition, Mr. Mulholland is a broker at Boenning & Scattergood Inc.  During the year ended December 31, 2008, the Fund paid brokerage commissions of $0 to Boenning & Scattergood Inc. of which Mr. Mulholland received compensation totaling $0.  Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund, Inc. or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

NOTE 3 – Investments

For the year ended December 31, 2008, purchases and sales of investment securities other than short-term investments aggregated $37,916,527 and $45,701,737 respectively.  At December 31, 2008 the gross unrealized appreciation for all securities totaled $4,051,431 and the gross unrealized depreciation for all securities totaled $7,384,696 or a net unrealized depreciation of $3,333,265. The aggregate cost of securities for federal income tax purposes at December 31, 2008 was $34,299,648, including short-term investments.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2008

NOTE 4 - Capital Share Transactions

As of December 31, 2008 there were 100,000,000 shares of $.01 per value capital stock authorized. The total par value and paid-in capital totaled $40,858,121. Transactions in capital stock were as follows:

	Year End December 31, 2008		Year End December 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	142,384	$1,685,714	325,185	$5,767,147
Shares issued in reinvestment of dividends	84,550	653,574	316,034	5,340,372
Shares redeemed	(1,207,202)	(14,032,489)	(1,341,569)	(22,973,297)
Net Decrease	(980,268)	$(11,693,201)	(700,350)	$(11,865,778)

NOTE 5 – Distributions to Shareholders

On December 23, 2008, a distribution of $0.18 per share aggregating $715,360 was paid to shareholders of record from net investment income.

NOTE 6 - Redemption Fee

To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions.  For the year ended December 31, 2008 the Fund received $5,578 in redemption fees that was reclassified to paid-in capital.

NOTE 7 - Federal Income Taxes

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.  As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Accumulated realized losses	$6,138,310
Unrealized depreciation	$3,333,265

The capital loss carry forward of $6,138,310 will be used to offset future gains of the Fund, and will expire in 2016.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2008

NOTE 7 - Federal Income Taxes (Continued)

The tax character of distributions paid during the years ended December 31, 2008 and 2007 are as follows:

	2008	2007
Ordinary income	$715,360	$376,678
Long-term capital gain	$0	$5,057,468

NOTE 8 - New Accounting Pronouncement

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”).  SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.  SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

NOTE 9 – Lease Commitments

The Fund leases office space under a lease that expires February of 2009.  Rent expense was $14,400 for the year ended December 31, 2008.  Minimum lease payments over the course of the term of the lease are as follows:

2009
$2,400

EXPENSE EXAMPLE

DECEMBER 31, 2008 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees and (2) indirect costs, including management fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.  IRAs with less than $10,000 may be charged $8 annually for IRA Custodian Fees at the discretion of the Fund's Management or Directors.  This $8 fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if IRA fees were included your costs would be higher.

	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 30, 2008
Actual	$1,000.00	$679.61	$5.24
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.29
* Expenses are equal to the Fund's annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

AUDITOR’S OPINION

DECEMBER 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Matthew 25 Fund, Inc.

Jenkintown, Pennsylvania

We have audited the accompanying statement of assets and liabilities of Matthew 25 Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Matthew 25 Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington,Pennsylvania

February 19, 2009

ADDITIONAL INFORMATION

DECEMBER 31, 2008 (UNAUDITED)

PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge, upon request, by calling 1-888-M25-FUND.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on October 16, 2008, the Board of Directors, including a majority of Directors that are not "interested" persons of the Fund (as the term is defined in the 1940 Act), re-approved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Advisor. The Directors considered, among other things, the following information regarding the Investment Advisor.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISOR

The Directors reviewed the nature, quality and scope of current and anticipated services provided by the Investment Advisor under the Advisory Agreement.  This includes portfolio management, supervision of Fund operations and compliance and regulatory matters.

INVESTMENT PERFORMANCE

The Directors reviewed the performance of the Fund, as compared to other mutual funds and market benchmarks.  This review focused on the long-term performance of the Fund.

COST OF SERVICES TO THE FUND AND PROFITABILITY OF ADVISOR

The Directors considered the Fund's management fee and total expense ratio relative to industry averages. The Directors determined that the Advisor is operating profitably, is viable and should remain as an ongoing entity.

ECONOMIES OF SCALE

The Directors considered information regarding economies of scale with respect to the management of the Fund.

CONCLUSIONS

Based on the above review and discussions, the Directors concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Agreement.

BOARD OF DIRECTORS INFORMATION

DECEMBER 31, 2008 (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Fund's Directors, and is available without charge, by calling 1-888-M25-FUND.  Each Director may be contacted by writing to the Director c/o Matthew 25 Fund, 607 West Avenue Jenkintown, PA  19046.

Name and Age	Position with Fund	Term of Office and Length of Time Served	Principle Occupation During Last Five Years	Other Directorships

INDEPENDENT DIRECTORS
Philip J. Cinelli, D.O. Age 48	Director	1 year with election held annually. He has been a Director since 1996.	Physician in Family Practice	None
Samuel B. Clement Age 50	Director	1 year with election held annually. He has been a Director since 1996.	Stockbroker with Securities of America	None
Linda Guendelsberger Age 48	Director Secretary of Fund	1 year with election held annually. She has been a Director since 1996.	CPA and Shareholder with Fishbein & Co.	None
Scott Satell Age 45	Director	1 year with election held annually. He has been a Director since 1996.	Manufacturer's Representative with BPI Ltd.	None
INTERESTED DIRECTORS
Steven D. Buck, Esq. Age 48	Director	1 year with election held annually. He has been a Director since 1996.	Attorney and Shareholder with Stevens & Lee	None
Mark Mulholland Age 49	Director President of Fund	1 year with election held annually. He has been a Director since 1996.	President of Matthew 25 Fund, President of Matthew 25 Management Corp., Stockbroker with Boenning & Scattergood	None

Mr. Buck and Mr. Mulholland are Directors of the Fund and are considered "interested persons" as defined by the Investment Company Act of 1940.  Mr. Mulholland is an interested person in so far as he is President and owner of the Fund's Investment Adviser. Mr. Buck is not an independent director as long as he or his law firm provides legal advice to the Fund for compensation.  Additionally, Mr. Buck's sister Lesley Buck is the Chief Compliance Officer of Matthew 25 Fund.

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's entire Board of Directors acts as the audit committee.  The Board of Directors has determined that the Registrant has at least two financial experts serving on its Board.

Mr. Mark Mulholland and Ms. Linda Guendelsberger are the Board's financial experts.  Mr. Mulholland is an "interested" director, and Ms. Guendelsberger is an "independent" director.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                       12/31/2008        12/31/2007

Audit Fees             $ 12,000          $  15,000

Audit-Related Fees     $      0          $       0

Tax Fees               $      0          $       0

All Other Fees         $      0          $       0

Each year, the registrant's Board of Directors recommend a principal accountant to perform audit services for the registrant.  At the registrant's Annual Meeting, the shareholders vote to approve or disapprove the principal accountant recommended by the Board.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

a) The registrant's president and chief financial officer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules  13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)  EX-99.CODE ETH.  Not applicable.

(a)(2)  EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)       EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matthew 25 Fund

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date 3/7/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date 3/7/08